ELESSAR SMALL CAP VALUE FUND

A Series of Elessar Funds Investment Trust

Supplement dated March 2, 2015 to the Prospectus and Statement of Additional Information (“SAI”) for the Elessar Small Cap Value Fund dated January 28, 2015

The information in this Supplement contains new and additional information beyond that in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

On December 26, 2014, Elessar Investment Management, LLC (“Elessar”), the investment adviser of the Fund, entered into an asset purchase agreement (the “Purchase Agreement”) with Emerald Advisers, Inc., (“Emerald Advisers”) to sell to Emerald Advisers substantially all the assets related to the business and operations of Elessar as they relate to Elessar’s management of the Fund (the “Purchase”).  The Purchase was consummated on February 27, 2015.

The Purchase resulted in an “assignment” within the meaning of the Investment Company Act of 1940 (the “1940 Act”) of the existing investment management agreement between Elessar and the Fund.  An investment management agreement automatically terminates upon its assignment pursuant to certain provisions of the 1940 Act.  However, Emerald Mutual Fund Advisers Trust (“Emerald”), a wholly-owned subsidiary of Emerald Advisers, has agreed to manage the Fund under an Interim Investment Management Agreement (the “Interim Agreement”) that was approved by the Board of Trustees of the Trust in anticipation of the Purchase. The terms of the Interim Agreement, including the amount of compensation payable to Emerald, are substantially identical to those of the recently terminated agreement for investment advisory services except that (i) the Interim Agreement has a maximum term of 150 days, (ii) the Trustees or a majority of the Fund’s outstanding shares may terminate the Interim Agreement at any time, without penalty, on not more than 10 days’ written notice, and (iii) the compensation earned by Emerald under the Interim Agreement will be held in an escrow account until Fund shareholders approve a new investment advisory agreement with Emerald, after which the amount in the escrow account plus any interest will be paid to Emerald. If Fund shareholders do not approve a new investment advisory agreement with Emerald, Emerald will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing under the Interim Agreement (plus interest earned on that amount while in escrow); or (2) the total amount in the escrow account (plus interest earned).

Shareholders of the Fund will be asked to approve a new investment management agreement between the Trust, on behalf of the Fund, and Emerald at a meeting of shareholders expected to be held in June, 2015. Additional details will be contained in a proxy statement to be mailed to the Fund’s shareholders in advance of the Funds’ special meeting.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE